SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             JOHN HANCOCK WORLD FUND
                (Name of Registrant as Specified in Its Charter)

                             JOHN HANCOCK WORLD FUND
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]  Fee paid previously with preliminary materials.

[LOGO]  JOHN HANCOCK FUNDS
        A Global Investment Management Firm
- --------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603





                                                     May, 1996



Dear Fellow Pacific Basin Equities Fund Shareholder:

You are cordially invited to a special shareholder meeting on Wednesday, June 26, 1996, to be held at 9:00 A.M. in your Fund's office at the location shown on the enclosed proxy statement.

ELECTION OF THE BOARD OF TRUSTEES

The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. Your proxy statement includes a list of nominees and a brief description of each individual's background.

A NEW SUB-ADVISORY AGREEMENT

As you may know, Indosuez Asia Advisors Limited (IAA) serves as subadvisor for your Fund. There has been a change of control in IAA's indirect parent company, Banque Indosuez, under which a portion of this entity will be sold to the French banking institution Caisse Nationale de Credit Agricole. Although this change will have no effect on the day-to-day management of either IAA or the Fund, it does require approval of a new sub-advisory agreement. You will find details on this new agreement in your proxy statement.

YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form(s) to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions, please call your John Hancock Funds Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

                                             Sincerely,

                                             /s/ Edward J. Boudreau, Jr.

                                             Edward J. Boudreau, Jr.
                                             Chairman and CEO


P7PXL 5/96
- --------------------------------------------------------------------------------
John Hancock Advisers, Inc. o John Hancock Funds, Inc.*o John Hancock Investor Services Corporation o The patriot Group, Inc.o John Hancock Advisers International, Ltd.o NM Capital Management, Inc.o Sovereign Asset Management Corporation
*Member of National Association of Securities Dealers, Inc.

                    JOHN HANCOCK PACIFIC BASIN EQUITIES FUND
                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 1996

A Special Meeting of Shareholders (the "Meeting") of John Hancock Pacific Basin Equities Fund (the "Fund"), a series of John Hancock World Fund, will be held at the Fund's office located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996. The Fund's telephone number is 1-800-225-5291. The purpose of the Meeting is to consider and act upon the following proposals:

1. To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

2. To approve a new Subadvisory Agreement between the Fund and Indosuez Asia Advisers Limited.

3. To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record of the Fund as of the close of business on May 1, 1996 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about May 29, 1996.

                                        THOMAS H. DROHAN
                                        Senior Vice President and Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
May 29, 1996

P70PX  6/96

                    JOHN HANCOCK PACIFIC BASIN EQUITIES FUND
                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                                ---------------

                                PROXY STATEMENT

                                ---------------

                                    GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of John Hancock Pacific Basin Equities Fund (the "Fund"), a series of John Hancock World Fund (the "Trust"). For purposes of this Proxy Statement, the term "Fund" will also include the Trust where appropriate.

The proxies will be used at the Special Meeting of the Fund's shareholders (the "Meeting") to be held at the Fund's office located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern Time, on Wednesday, June 26, 1996. Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Fund's transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/or by telephone at a cost to the Fund of approximately $3,000. Investor Services may engage an independent proxy solicitation firm to assist in soliciting proxies.

The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by the Fund, the Adviser and the Subadviser. The mailing address of the Fund, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This Proxy Statement and the proxy card are being mailed to shareholders on or about May 29, 1996.

The Fund will furnish without charge a copy of its Annual Report and most recent Semi-Annual Report succeeding the Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of the Fund's reports should direct all written requests to the attention of the Fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or should call John Hancock Funds at 1-800-225-5291.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Trustees have fixed the close of business on May 1, 1996, as the record date (the "Record Date") for determining the shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of record of the Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting.

As of April 22, 1996, 3,014,551 Class A and 2,230,935 Class B shares of beneficial interest of the Fund were outstanding.

As of April 22, 1996, no persons or entities owned beneficially or of record more than 5% of the outstanding Class A shares of the Fund. As of April 22, 1996, the only person or entity that owned beneficially or of record more than 5% of the outstanding Class B shares of the Fund was Merrill Lynch Pierce Fenner & Smith Inc., Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, Florida, which owned 366,373.851 shares (16.42% of Class B shares outstanding) as of such date.

                         SUMMARY OF VOTING ON PROPOSALS

Shareholders of the Fund will vote together with each other series of the Trust on Proposal 1. Only shareholders of the Fund will vote on Proposal 2. Each class of shares of the Fund will vote together on both Proposals.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

At a meeting held on March 5, 1996, the Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Trustees") voted to approve and to recommend to the Fund's shareholders that they approve a proposal to elect fifteen Trustees to the Board of Trustees of the Fund (the "Nominees"). Eight of the fifteen Nominees currently serve as Trustees of the Fund and seven of the Nominees are additional Trustees. Information concerning the Nominees and other relevant factors is discussed below in this Proposal 1.

Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Fund has no reason to believe that it will be necessary to designate a substitute Nominee.

INFORMATION CONCERNING NOMINEES

The following table sets forth each Nominee's principal occupation or employment during the past five years and the number of Class A shares of beneficial interest of the Fund beneficially owned by him or her, directly or indirectly, as of April 22, 1996. None of the Nominees owned any Class B shares as of April 22, 1996. With respect to the Nominees who currently serve as Trustees, the table sets forth the date he or she first became a Trustee.

      NAME, AGE AND             PRINCIPAL OCCUPATION         FIRST       NUMBER OF
      POSITION WITH                 OR EMPLOYMENT           BECAME      SHARES OWNED
         THE FUND            DURING THE PAST FIVE YEARS    A TRUSTEE   (CLASS A ONLY)
- -------------------------- ------------------------------- ---------  ----------------
Edward J. Boudreau, Jr.*   Chairman and Chief Executive      1988     Class A: 614
(age 51)                   Officer of the Adviser and The
Chairman and Chief         Berkeley Financial Group ("The
Executive Officer;         Berkeley Group"); Chairman,
Trustee; Nominee           John Hancock Advisers
                           International Ltd. ("Advisers
                           International"), NM Capital
                           Management, Inc. ("NM
                           Capital"), John Hancock Funds,
                           Investor Services, First
                           Signature Bank and Trust
                           Company and Sovereign Asset
                           Management Corporation
                           ("SAMCorp"); Director, John
                           Hancock Capital Corp., John
                           Hancock Freedom Securities
                           Corp. and New England/Canada
                           Business Council; Member,
                           Investment Company Institute
                           Board of Governors; Director,
                           Asia Strategic Growth Fund,
                           Inc.; Trustee, Museum of
                           Science; Vice Chairman and
                           President, the Adviser (until
                           July 1992); Chairman, John
                           Hancock Distributors, Inc.
                           (until April 1994); Trustee or
                           Director and Chairman of 61
                           funds managed by the Adviser.

Dennis S. Aronowitz        Professor of Law, Boston          1988     Class A: 114
(age 64)                   University School of Law;
Trustee; Nominee           Trustee, Brookline Savings
                           Bank; Trustee or Director of 16
                           funds managed by the Adviser.

Richard P. Chapman, Jr.    President, Brookline Savings      1986     Class A: 324
(age 61)                   Bank; Director, Federal Home
Trustee; Nominee           Loan Bank of Boston (lending);
                           Director, Lumber Insurance
                           Companies (fire and casualty
                           insurer); Trustee, Northeastern
                           University; Director,
                           Depositors Insurance Fund, Inc.
                           (insurer); Trustee or Director
                           of 16 funds managed by the
                           Adviser.

      NAME, AGE AND             PRINCIPAL OCCUPATION         FIRST       NUMBER OF
      POSITION WITH                 OR EMPLOYMENT           BECAME      SHARES OWNED
         THE FUND            DURING THE PAST FIVE YEARS    A TRUSTEE   (CLASS A ONLY)
- -------------------------- ------------------------------- ---------  ----------------

William J. Cosgrove        Vice President, Senior Banker     1991     Class A: 65
(age 63)                   and Senior Credit Officer,
Trustee; Nominee           Citibank, N.A. (retired
                           September 1991); Executive Vice
                           President, Citadel Group
                           Representative Inc.; EVP
                           Resource Evaluation Inc.
                           (consulting) (until October
                           1993); Trustee, the Hudson City
                           Savings Bank (since 1995);
                           Trustee or Director of
                           16 funds managed by the
                           Adviser.

Gail D. Fosler             Vice President and Chief          1994     Class A: 69
(age 48)                   Economist, The Conference Board
Trustee; Nominee           (nonprofit economic and
                           business research); Trustee or
                           Director of 16 funds managed by
                           the Adviser.
Anne C. Hodsdon*           President and Chief Operating     1996     Class A: 196
(age 42)                   Officer, the Adviser and John
President; Trustee;        Hancock open-end funds;
Nominee                    Director, Advisers
                           International; Executive Vice
                           President, the Adviser (until
                           December 1994); Senior Vice
                           President, the Adviser (until
                           December 1993); Vice President,
                           the Adviser (until 1991);
                           Trustee or Director of 56 funds
                           managed by the Adviser.

Richard S. Scipione*       General Counsel, John Hancock     1986     Class A: --
(age 58)                   Mutual Life Insurance Company;
Trustee; Nominee           Director, the Adviser, John
                           Hancock Funds, Investor
                           Services, John Hancock
                           Distributors, Inc., John
                           Hancock Subsidiaries, Inc.,
                           John Hancock Property and
                           Casualty Insurance and its
                           affiliates (until November
                           1993), SAMCorp and NM Capital;
                           Trustee, The Berkeley Group;
                           Director, JH Networking
                           Insurance Agency, Inc.; Trustee
                           or Director of 44 funds managed
                           by the Adviser.

Edward J. Spellman         Partner, KPMG Peat Marwick LLP    1990     Class A: 282
(age 63)                   (retired June, 1990); Trustee
Trustee; Nominee           or Director of 16 funds managed
                           by the Adviser.

      NAME, AGE AND             PRINCIPAL OCCUPATION         FIRST       NUMBER OF
      POSITION WITH                 OR EMPLOYMENT           BECAME      SHARES OWNED
         THE FUND            DURING THE PAST FIVE YEARS    A TRUSTEE   (CLASS A ONLY)
- -------------------------- ------------------------------- ---------  ----------------

Douglas M. Costle          Director, Chairman of the Board            Class A: --
(age 56)                   and Distinguished Senior
Nominee                    Fellow, Institute for
                           Sustainable Communities,
                           Montpelier, Vermont (since
                           1991); Dean, Vermont Law School
                           (until 1991); Director, Air and
                           Water Technologies Corporation
                           (environmental services and
                           equipment), Niagara Mohawk
                           Power Company (electric
                           services) and Mitretek Systems
                           (governmental consulting
                           services); Trustee or Director
                           of 12 funds managed by the
                           Adviser.

Leland O. Erdahl           Director of Santa Fe                       Class A: 307
(age 67)                   Ingredients Company of
Nominee                    California, Inc. and Santa Fe
                           Ingredients Company, Inc.
                           (private food processing
                           companies); Director of Uranium
                           Resources, Inc.; President of
                           Stolar, Inc. (from 1987 to
                           1991) and President of
                           Albuquerque Uranium Corporation
                           (from 1985 to 1992); Director
                           of Freeport-McMoRan Copper &
                           Gold Company Inc., Hecla Mining
                           Company, Canyon Resources
                           Corporation and Original
                           Sixteen to One Mine, Inc. (from
                           1984 to 1987 and from 1991 to
                           1995) (management consultant);
                           Trustee or Director of 12 funds
                           managed by the Adviser.

Richard A. Farrell         President of Farrell, Healer &             Class A: 65
(age 63)                   Co. (venture capital management
Nominee                    firm) (since 1980); Prior to
                           1980, headed the venture
                           capital group at Bank of Boston
                           Corporation; Trustee or
                           Director of 12 funds managed by
                           the Adviser.

William F. Glavin          President, Babson College; Vice            Class A: --
(age 65)                   Chairman, Xerox Corporation
Nominee                    (until June 1989); Director,
                           Caldor Inc., Reebok, Ltd.
                           (since 1994) and Inco Ltd;
                           Trustee or Director of 12 funds
                           managed by the Adviser.


      NAME, AGE AND             PRINCIPAL OCCUPATION         FIRST       NUMBER OF
      POSITION WITH                 OR EMPLOYMENT           BECAME      SHARES OWNED
         THE FUND            DURING THE PAST FIVE YEARS    A TRUSTEE   (CLASS A ONLY)
- -------------------------- ------------------------------- ---------  ----------------
Dr. John A. Moore          President and Chief Executive              Class A: 69
(age 57)                   Officer, Institute for
Nominee                    Evaluating Health Risks
                           (nonprofit institution) (since
                           September 1989); Trustee or
                           Director of 12 funds managed by
                           the Adviser.

Patti McGill Peterson      President, St. Lawrence                    Class A: 142
(age 52)                   University; Director, Niagara
Nominee                    Mohawk Power Corporation
                           (electric utility) and Security
                           Mutual Life (insurance);
                           Trustee or Director of 12 funds
                           managed by the Adviser.

John W. Pratt              Professor of Business                      Class A: --
(age 64)                   Administration at Harvard
Nominee                    University Graduate School of
                           Business Administration (since
                           1961); Trustee or Director of
                           12 funds managed by the
                           Adviser.


- ---------------
* "Interested person," as defined in the 1940 Act, of the Fund or the Adviser.

The information as to beneficial ownership set forth in the above chart is based on statements furnished to the Fund by the Nominees. Each has all voting and investment powers with respect to the shares indicated.

None of the Nominees beneficially owned individually, and the Nominees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund as of April 22, 1996.

The Board of Trustees held four meetings during the Fund's fiscal year ended August 31, 1995. With respect to the Fund, no Trustee except for Mr. Scipione attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served. Mr. Bayard Henry retired from his position as a Trustee of the Fund effective April 26, 1996.

The Fund has an Audit Committee of the Trustees. The Committee members are:
Messrs. Aronowitz, Chapman, Cosgrove and Spellman and Ms. Fosler. Each of the members of the Audit Committee is an Independent Trustee. The Audit Committee held two meetings during the Fund's fiscal year ended August 31, 1995.

The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and the Fund's officers and Trustees.

The Fund has a Special Nominating Committee of the Trustees known as the Administration Committee (the "Committee"). The Committee members are Messrs. Aronowitz, Chapman, Cosgrove and Spellman and Ms. Fosler. All of the members of the Committee are Independent Trustees. The Committee held four meetings during the fiscal year ended August 31, 1995.

Included among the functions of the Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. The Committee also coordinates with Trustees who are interested persons in the selection of Fund officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

The table below lists the executive officers of the Fund except for the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon). Information about Mr. Boudreau and Ms. Hodsdon is provided under "Information Concerning Nominees."

   NAME, AGE AND
   POSITION WITH              PRINCIPAL OCCUPATION DURING           FIRST BECAME
     THE FUND                     THE PAST FIVE YEARS                AN OFFICER
- -------------------  ---------------------------------------------  ------------
Robert G. Freedman   Vice Chairman and Chief Investment Officer,        1986
(age 57)             the Adviser and each of the John Hancock
Vice Chairman and    funds; President, the Adviser (until December
Chief Investment     1994); Director, the Adviser, Advisers
Officer              International, John Hancock Funds Investor
                     Services, SAMCorp and NM Capital; Senior Vice
                     President, The Berkeley Group.

James B. Little      Senior Vice President, the Adviser, The            1986
(age 61)             Berkeley Group, John Hancock Funds, and
Senior Vice          Investor Services; Senior Vice President and
President and Chief  Chief Financial Officer, each of the John
Financial Officer    Hancock funds.

Thomas H. Drohan     Senior Vice President and Secretary, the           1986
(age 59)             Adviser, The Berkeley Group and each of the
Senior Vice          John Hancock funds; Senior Vice President,
President and        Investor Services, John Hancock Funds and
Secretary            John Hancock Distributors, Inc. (until 1994);
                     Director, Advisers International; Secretary,
                     NM Capital.

John A. Morin        Vice President, the Adviser, Investor              1991
(age 45)             Services, John Hancock Funds and each of the
Vice President       John Hancock funds; Vice President and
                     Compliance Officer, certain John Hancock
                     funds; Counsel, John Hancock Mutual Life
                     Insurance Company; Vice President and
                     Assistant Secretary, The Berkeley Group.

Susan S. Newton      Vice President and Assistant Secretary, the        1986
(age 46)             Adviser; Vice President, Assistant Secretary
Vice President,      and Compliance Officer, certain John Hancock
Assistant Secretary  funds; Vice President and Secretary, John
and Compliance       Hancock Funds, Investor Services and John
Officer              Hancock Distributors, Inc. (until 1994);
                     Secretary, SAMCorp; Vice President, The
                     Berkeley Group.


James J. Stokowski   Vice President, the Adviser; Vice President        1986
(age 49)             and Treasurer, each of the John Hancock
Vice President and   funds.
Treasurer


REMUNERATION OF OFFICERS AND TRUSTEES

The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the Fund's last fiscal year ended August 31, 1995. Mr. Boudreau, Ms. Hodsdon and Mr. Scipione and each of the officers of the Fund are interested persons of the Adviser who are compensated by the Adviser and affiliates and receive no compensation from the Fund.

                                                            TOTAL COMPENSATION*
                                          AGGREGATE          FROM THE FUND AND
                                         COMPENSATION       OTHER FUNDS IN THE
                                             FROM            JOHN HANCOCK FUND
          INDEPENDENT TRUSTEE              THE FUND               COMPLEX
- ---------------------------------------  ------------       -------------------
Dennis S. Aronowitz                         $  858               $  61,050
Richard P. Chapman, Jr.+                    $  884               $  62,800
William J. Cosgrove+                        $  858               $  61,050
Gail D. Fosler                              $  858               $  60,800
Bayard Henry**                              $  833               $  58,850
Edward S. Spellman                          $  858               $  61,050
Total                                       $5,149               $ 365,600
                                           =======                 =======

- ---------------
 * Total compensation from the Fund and other John Hancock funds is as of December 31, 1995. As of such date there were sixty-one funds in the John Hancock fund complex, of which each of the Independent Trustees served 16.

** Mr. Henry retired from his position as Trustee effective April 26, 1996.

 + As of December 31, 1995 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $54,681 and for Mr. Cosgrove was $54,243 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

   UNDER THE PLAN, THE INDEPENDENT TRUSTEES MAY ELECT TO DEFER THE RECEIPT OF ALL OR A PORTION OF THEIR TRUSTEES' FEES PAYABLE BY EACH FUND IN THE JOHN HANCOCK FUND COMPLEX. THE VALUE OF AN INDEPENDENT TRUSTEE'S PLAN ACCOUNT IS DETERMINED BY A HYPOTHETICAL INVESTMENT OF THE DEFERRED TRUSTEES' FEES IN CERTAIN JOHN HANCOCK FUNDS SELECTED BY THE INDEPENDENT TRUSTEE FROM A LIST OF DESIGNATED FUNDS. The Independent Trustees do not beneficially own shares of any John Hancock fund under the Plan and a fund's obligation to make payments of amounts deferred under the Plan is an unsecured liability, payable solely from that fund's general assets. If the value of the Independent Trustees' Plan accounts in all the John Hancock funds were actually received and invested on December 31, 1995 by the Independent Trustees in shares of the John Hancock funds against which the Plan accounts are valued, the Independent

   Trustees participating in the Plan would own shares of the John Hancock funds as set forth below:

       SHARES ASSUMING HYPOTHETICAL INVESTMENT OF DEFERRED TRUSTEES' FEES

                                                       SPECIAL   SOVEREIGN   SOVEREIGN
                              GROWTH   INTERNATIONAL    VALUE      BOND      INVESTORS
    INDEPENDENT TRUSTEE        FUND        FUND         FUND       FUND        FUND
- ----------------------------  ------   -------------   -------   ---------   ---------
Dennis S. Aronowitz              --           --           --        --           --
Richard P. Chapman, Jr.       1,192        2,490        1,041        --           --
William J. Cosgrove              --           --          995       675        1,875
Gail D. Fosler                   --           --           --        --           --
Bayard Henry                     --           --           --        --           --
Edward S. Spellman               --           --           --        --           --

TRUSTEES' RECOMMENDATION

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE OF THE FUND.

REQUIRED VOTE

Because the Fund is part of an overriding Trust, your vote will be counted on a Trust-wide basis. Shareholders of the Fund and each other fund which is a series of the Trust vote together on the election of Trustees for the Trust. Election of each Nominee of the Trust requires a plurality of votes of the shareholders of the entire Trust present at meetings of the shareholders, provided that there is a quorum.

                                   PROPOSAL 2

                     TO APPROVE A NEW SUBADVISORY AGREEMENT

Indosuez Asia Advisers Limited (the "Subadviser"), with a principal office at One Exchange Square, Hong Kong, provides investment advice to the Fund with respect to investments in certain countries outside of the United States and Canada in accordance with a Sub-Advisory Agreement between the Adviser and the Subadviser dated as of September 1, 1994 (the "Existing Subadvisory Agreement"). The Existing Subadvisory Agreement was initially approved by the Board of Trustees of the Fund on June 14, 1994 and by the shareholders of the Fund on August 23, 1994. The Existing Subadvisory Agreement was most recently approved by the Trustees on May 1, 1995.

The Subadviser is a wholly-owned subsidiary of Indosuez Asset Management Asia Limited ("IAMAL"), 44 rue de Courcelles, Paris, France which is a wholly-owned subsidiary of Banque Indosuez (the "Bank"), 96 Boulevard Haussmann, 75008, Paris, France. The Bank is a wholly-owned subsidiary of Compagnie de Suez, 1 rue d'Astorg, 750008, Paris, France.

Compagnie de Suez, through 100% ownership of the Bank, is currently the parent company of the Subadviser. Compagnie de Suez has agreed to sell a 51% interest in the Bank to a French banking institution, the Caisse Nationale de
Credit Agricole ("Credit Agricole"), 91-93 Boulevard Pasteur, 75015, Paris, France. As a result of the transfer of a majority of the shares of the Bank, an indirect change in control of the Subadviser will occur. No changes in the Fund's portfolio managers or in the management of the Subadviser are expected to occur.

Under the 1940 Act, the transfer of a 51% interest in the Bank (because it is an indirect parent company of the Subadviser) constitutes an assignment of the Existing Subadvisory Agreement. The Existing Subadvisory Agreement automatically terminates upon assignment according to its terms and the terms of the 1940 Act. In order for the Subadviser to continue providing subadvisory services to the Fund after the sale, therefore, a new subadvisory agreement must be adopted by the Fund's shareholders.

At a meeting of the Trustees held on May 21, 1996, the Trustees, including all of the Independent Trustees, unamimously approved and voted to recommend to shareholders of the Fund that they approve a new subadvisory agreement (the "Proposed Subadvisory Agreement") by and between the Adviser and the Subadviser. The terms of the Proposed Subadvisory Agreement are substantially identical, including the fees payable to the Subadviser, to the terms of the Existing Subadvisory Agreement. Under both the Existing Subadvisory Agreement and the Proposed Subadvisory Agreement, the Adviser will pay to the Subadviser a quarterly fee, in arrears, equal to an annual rate of (a) 0.30% of the first $100,000,000 of the Fund's average daily net assets managed by the Subadviser plus (b) the following additional amount, based on a percentage of the gross management fee received by the Adviser pursuant to the Investment Management Contract with respect to the Fund's average daily net assets in excess of $100,000,000 which are managed by the Subadviser:

     Average Daily Net Assets                     Percentage of
      Managed by Subadviser                   Gross Management Fee
      ---------------------                   --------------------

More than $100,000,000 up to $250,000,000              40%
More than $250,000,000                                 50%

During the last fiscal year of the Fund ended August 31, 1995, the Adviser paid the Subadviser a total of $161,533 in subadvisory fees.

THE TRANSACTION

Compagnie de Suez has agreed to sell 51% of its ownership interest in the Bank to Credit Agricole for a purchase price of approximately 6.3 billion French Francs (approximately 1.22 billion U.S. Dollars)* subject to certain adjustments. Although final terms have not been arranged, it is expected that Credit Agricole will have the right to acquire, and Compagnie de Suez will have the right to sell, an additional 29% ownership interest in the Bank as of July 1, 1997, which would bring Credit Agricole's ownership interest in the Bank to 80%. The completion of the transaction between Compagnie de Suez and Credit Agricole is subject to a number of conditions, including necessary regulatory approval. The closing is expected to occur

- ---------------
 * Based on the exchange rate as of the close of business on May 8, 1996.

as soon as practicable after such approvals are obtained. In the event that the transaction is not consummated, the Subadvisory Agreement will not terminate and the Subadviser will continue to act as subadviser to the Fund under the Existing Subadvisory Agreement.


Credit Agricole acts as the central clearinghouse and coordinating body for a group of 60 banks which operate throughout France. Credit Agricole is owned by these banks, which in turn are mutually owned agricultural credit cooperatives. Credit Agricole is responsible for the liquidity and solvency of the banks under French law. Credit Agricole is the largest banking institution in France, providing retail banking, asset and fund management, insurance and investment banking services. Credit Agricole had as of December 31, 1994 assets of approximately 1,754 billion French Francs (approximately 342 billion U.S. Dollars).*

The directors and principal executive officers of the Proposed Subadviser and their principal occupations are as follows:

     Name                               Principal Occupation
     ----                               --------------------
Ian McEvatt                   President, Director and Chief Executive Officer of the Proposed
5 Pacific View                 Subadviser since January 1994; President and Director, Asia
22 Cape Road                   Strategic Growth Fund, Inc. (investment company) since
Chung Hom Kok                  January 1994; Managing Director and Chief Investment Officer,
Hong Kong                      IAMA since October 1992; and Managing Director Standard
                               Chartered Equitor Asset Management Asia Ltd. from September
                               1990 to September 1992.

Ray Jovanovich                Vice President and Director of the Proposed Subadviser since
198 Lodge on the Park          January 1994; Vice President, Asia Strategic Growth Fund,
4 Kennedy Road                 Inc. (investment company) since January 1994; and Director
Hong Kong                      and Portfolio Manager, IAMA since May 1988.

Marian Li                     Vice President and Director of the Proposed Subadviser since
Flat D Block 24                January 1994; Vice President, Asia Strategic Growth Fund,
555 Victoria Road              Inc. (investment company) since January 1994; Director and
Pokfulam                       Portfolio Manager, IAMA since June 1993; Investment Manager,
Hong Kong                      Jardine Fleming, Hong Kong from April 1989 to September
                               1989; Investment Director, Standard Chartered Equitor Asset
                               Management (Hong Kong) from September 1989 to November 1992;
                               and Chief Investment Officer, Capital House from November
                               1992 to June 1993.

Ayaz Hatim Ebrahim            Vice President and Director of the Proposed Subadviser since
Flat 27B                       January 1994; Associate Director, IAMA since November
Tower 1                        1991; and Investment Analyst, Hoare Govett, Hong Kong
9A Kennedy Road                from September 1990 to 1991.
MidLevels, Hong Kong

- ----------
* Based on the exchange rate as of the close of business on May 8, 1996.

                                       12

     Name                               Principal Occupation
     ----                               --------------------

Eric H. Jostrom               Director of the Proposed Subadviser since June, 1994; President
3 Brookwood Road               and Chief Investment Officer, Constitution Management
Manchester by the Sea          Company, Inc. since 1992; President and Managing Director,
MA 01944                       Standard Chartered Equitor Asset Management N.A., Inc.
                               until 1992; Deputy Managing Director, Standard Chartered
                               Equitor Global Asset Management Limited (U.K.) until
                               1992; and Director, Standard Chartered Equitor Asset Management
                               Limited (U.K.) until 1992 and Essex County Gas Company.

Thierry Mequillet             Secretary and Director of the Proposed Subadvisor since December,
9 Plunkett's Road              1994; Director, Indosuez Asset Management (Singapore) Ltd.
Apt. 7                         since 1994; Director Indosuez Asset Nominees Ltd. since 1994;
The Peak                       Regional General Manager Finance/Operations, IAMAL, since
Hong Kong                      1994; Financial Controller, Private Banking, Banque Indosuez
                               Paris from September 1992 to September 1994; and Deputy
                               General Manager, Banque Indosuez Singapore from February 1989 to September 1992.


TRUSTEES' RECOMMENDATION

The Trustees believe that it will be beneficial to the Fund to continue to receive the high quality of advisory services provided by the Subadviser on the same terms as they are currently provided. The Trustees considered the fact that the Proposed Subadvisory Agreement (Exhibit A) is substantially identical to the Existing Subadvisory Agreement and advisory services provided by the Subadviser, therefore, will not change as a result of the change in control of the Bank. The Trustees believe that the Proposed Subadvisory Agreement is reasonable, fair and in the best interests of the Fund's shareholders.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL TO ADOPT THE PROPOSED SUBADVISORY AGREEMENT.

VOTE REQUIRED

Adoption of Proposal 2 requires the vote of the lesser of (i) 67%, or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) more than 50% of the Fund's outstanding shares (a "1940 Act Majority Shareholder Vote").

                                 OTHER MATTERS

The Fund's management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Fund's management will be glad to hear from them and to provide further information.

                       PROXIES AND VOTING AT THE MEETING

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Fund shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Fund represented thereby for the Nominees in Proposal 1 and in favor of Proposal 2, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

In addition, John Hancock Mutual Life Insurance Company (the "Life Company") will vote shares of the Fund held in individual retirement accounts or tax shelter accounts for which the Life Company acts as custodian and with respect to which no proxies have been received by the Life Company. The Life Company will vote such shares in the same proportion as it has been instructed to vote Fund shares held by all accounts for which proxies have been received. The Fund shares voted by the Life Company will be counted as present at the Meeting for purposes of establishing a quorum.

In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy for the Fund, the persons named as proxies with respect to the Fund may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes by the Fund's shareholders for the Nominees in Proposal 1 and in favor of Proposal 2 have not been received, the persons named as proxies with respect to the Fund will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment, and will vote those proxies required to be voted against the Proposal against any adjournment. A shareholder vote for the Fund may be taken on one or more Proposals in the Proxy Statement prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shares of beneficial interest of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present with respect to the Fund at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to each Proposal, but will not be counted as a vote in favor of the Proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against the Proposal.

If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, with respect to Proposal 2, which requires approval by a 1940 Act Majority Shareholder Vote, a "broker non-vote" has no effect on the voting in determining whether the Proposal has been adopted under subsection (i) of the 1940 Act Majority Shareholder Vote definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected as a Trustee of the Fund pursuant to Proposal 1. However, in determining whether

Proposal 2 has been adopted pursuant to subsection (ii) of the 1940 Act Majority Shareholder Vote definition, a "broker non-vote" will have the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered outstanding shares.

In addition to the solicitation of proxies by mail or in person, the Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the Adviser, John Hancock Funds or Investor Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. The Fund has not sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

A shareholder will be called on a recorded line at the telephone number appearing in the shareholder's account records and will be asked to provide the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                            SHAREHOLDERS' PROPOSALS

The Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

BOSTON, MASSACHUSETTS
MAY 29, 1996

                    JOHN HANCOCK PACIFIC BASIN EQUITIES FUND

                                   EXHIBIT A

                          JOHN HANCOCK ADVISERS, INC.
                             BOSTON, MASSACHUSETTS

                                                                    July 1, 1996

Indosuez Asia Advisers, Ltd.
One Exchange Square
Suite 2606-2608
Hong Kong

                             SUB-ADVISORY AGREEMENT

Dear Sirs:

John Hancock Freedom Pacific Basin Equities Fund (the "Fund"), which is a series of John Hancock World Fund (the "Trust") has been organized under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series and classes, each series representing the entire undivided interest in a separate portfolio of assets. As of the date hereof, the Fund has three classes of shares.

The Fund's Board of Trustees (the "Trustees") and the Fund's shareholders have approved the selection of John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated May 5, 1987, as amended December 19, 1989, between the Fund and the Adviser (the "Investment Management Contract").

The Adviser and the Fund have selected Indosuez Asia Advisers, Ltd. (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Fund and the overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Adviser agrees with the Sub-Adviser as follows:

 1. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

    (a) The Amended and Restated Declaration of Trust of the Trust dated February 28, 1992 (the "Declaration").

    (b) By-Laws of the Trust as in effect on the date hereof.

    (c) Resolutions of the Board of Trustees approving the form of this Agreement and resolutions adopted by the shareholders of the Fund approving the form of this Agreement.

    (d) Resolutions of the Board of Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Management Contract and resolutions adopted by the shareholders of the Fund approving the form of the Investment Management Contract.

    (e) The Adviser's Investment Management Contract.

    (f) Commitments, limitations and undertakings made by the Trust to state "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states.

    (g) The Fund's portfolio compliance checklists.

    (h) The Fund's Prospectus and Statement of Additional Information.

    (i) The Trust's Code of Ethics.

The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

 2. INVESTMENT SERVICES AND DUTIES. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with its investment policies, objectives and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1 above, as each of the same may from time to time be amended or supplemented, the Sub-Adviser will, at its own expense:

    (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth above, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options.

    (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscriptions rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Trust having the responsibility to exercise such voting and other rights on behalf of the Fund;

    (c) furnish the Adviser and each Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

    (d) submit such reports relating to the valuation of the Fund's securities as the Adviser may reasonable request;

     (e) consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain best price and execution, except as otherwise provided in the Prospectus and Statement of Additional Information of the Fund;

    (f) from time to time or at any time requested by the Adviser or the Trust on behalf of the Fund, make reports to the Adviser or the Trust, as requested, of the Sub-Adviser's performance of the foregoing services;

    (g) subject to the supervision of the Adviser, maintain and preserve the records required by the Investment Company Act of 1940 to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Fund and copies will be surrendered to the Trust on behalf of the Fund promptly upon request therefor);

    (h) give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and payments of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

    (i) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including registration statements on Form N-1A, semi-annual reports on Form N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States and foreign agencies responsible for tax matters, and other reports and filings of like nature.

    (j) In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser.

 3. EXPENSES PAID BY THE SUB-ADVISER. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities required by it to perform the services specified in Section 2, and any other expenses, including legal, audit and professional fees and expenses, incurred by it in connection with the performance of its duties hereunder.

 4. EXPENSES OF THE FUNDS NOT PAID BY THE SUB-ADVISER. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state shall by payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of
    Section 3, the Sub-Adviser will not be required to pay any Fund expenses or to reimburse the Adviser for any such expenses that the Adviser is required to pay.

5. COMPENSATION OF THE SUB-ADVISER. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided, for the Fund, the Adviser will pay the Sub-Adviser quarterly, in arrears a fee at the annual rate of (a) .30% of the first $100 million of the Fund's average daily net assets managed by the Sub-Adviser plus (b) the following additional amount, based on a percentage of the gross management fee received by the Adviser pursuant to the Investment Management Contract with respect to the Fund's average daily net assets in excess of $100 million which are managed by the Sub-Adviser:

                     AVERAGE DAILY NET ASSETS                   PERCENTAGE OF GROSS
                      MANAGED BY SUB-ADVISER                      MANAGEMENT FEE
    ----------------------------------------------------------  -------------------
    More than $100 million up to $250 million                           40%
    More than $250 million                                              50%

The Sub-Adviser will receive a pro rata portion of such quarterly fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. The Sub-Adviser understands and agrees that neither the Trust nor the Fund has any liability for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

 6. OTHER ACTIVITIES OF THE SUB-ADVISER AND ITS AFFILIATES. The Adviser and Sub-Adviser may enter into a separate agreement which limits the ability of the Sub-Adviser to act as Sub-Adviser for certain other investment companies and advisory clients. However, nothing in this Agreement shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund. Subject to the provisions of such separate agreement, it is specifically understood that officers, directors and employees of the Sub-Adviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.

 7. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. Access persons (as defined in Rule 17j-1 under the Investment Company Act of 1940, as amended) of the Sub-Adviser will provide personal trading reports to a designated representative of the Adviser in accordance with the Trust's Code of Ethics.

 8. NO PARTNERSHIP OR JOINT VENTURE. The Adviser and the Sub-Adviser are not currently partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

 9. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10. DURATION AND TERMINATION OF THIS AGREEMENT. Unless terminated as provided below, this Agreement shall remain in force until June 30, 1998, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees of the Trust who are not interested persons of the Adviser, of the Sub-Adviser or of the Trust (other than as Board members), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees of the Trust or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time, without the payment of any penalty by vote of a majority of the outstanding voting securities of the Fund, by the Adviser or by the Sub-Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any other contract between you and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract. In interpreting the provisions of this
    Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940, as amended (particularly the definitions of "assignment", "interested person," and "voting security"), shall be applied.

11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended.

12. MISCELLANEOUS.

    (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (b) Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts if done in full compliance with the Trust's Code of Ethics. The Trust acknowledges that the Adviser or sub-advisers engaged by it and their respective officers, affiliates and employees, and their other clients may at any time, have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund.

    (c) Any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, any interested person of the Sub-Adviser, any organization in which the Sub-Adviser may have an interest or any organization which may have an interest in the Sub-Adviser, and the Sub-Adviser, any such interested person or any such organization may have an interest in the Trust. Subject to the provisions of any separate agreement between the Adviser and the Sub-Adviser, the Sub-Adviser, the Adviser and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Sub-Adviser at the same time, the Sub-Adviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Investment Company Act of 1940.

                                      Yours very truly,

                                      JOHN HANCOCK ADVISERS, INC.

                                  By:
                                      ------------------------------------
                                      Chairman of the Board, President and
                                      Chief Executive Officer

INDOSUEZ ASIA ADVISERS, LTD.

By:
   --------------------------
                    President

                    JOHN HANCOCK PACIFIC BASIN EQUITIES FUND

               SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                             PLEASE SIGN, DATE AND RETURN
                                             PROMPTLY IN ENCLOSED ENVELOPE



                                             Date __________________, 1996

                                             NOTE: Signature(s) should agree
                                             with name(s) printed herein. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.


                                             -----------------------
                                                    Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


THIS PROXY SHALL BE VOTED FOR PROPOSAL 2 AND FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

FOR ALL FUNDS

     (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

          Dennis S. Aronowitz                William F. Glavin
          Edward J. Boudreau, Jr.            Anne C. Hodsdon
          Richard P. Chapman, Jr.            Dr. John A. Moore
          William J. Cosgrove                Patti McGill Peterson
          Douglas M. Costle                  John W. Pratt
          Leland O. Erdahl                   Richard S. Scipione
          Richard A. Farrell                 Edward J. Spellman
          Gail D. Fosler
 ___
|___|     FOR all nominees listed (except as marked to the contrary below)
 ___
|___|     WITHHOLD AUTHORITY to vote for all nominees listed below

     YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) ON THE LINE BELOW.

(2) To approve a new Subadvisory Agreement between the Fund and Indosuez Asia Advisers Limited.

               ______                 ______                ______
          FOR  ______        AGAINST  ______       ABSTAIN  ______


PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.